UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 02, 2005


                           NewMarket Technology Inc.
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             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
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(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
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                (Issuer's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

The first month under Regulation SHO has just closed. The attached correspondence-press release is in the interests of and response to the numerous inquiries recently from shareholders regarding Regulation SHO as it might apply to NewMarket.

In the last month NewMarket has sent correspondences to numerous market makers in regard to potential ocate violations. Several of the correspondences have been to the top four most active market makers by share volume. NewMarket will continue communications to facilitate genuine and sincere efforts to cooperate with the intent of Regulation SHO and monitor daily trading.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

None

(b)  Pro forma financial statements.

None

(c) Exhibits. These exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601), or Item 601 of Regulation S-B (17 CFR 228.601) and Instruction B.2 to this form.

Exhibit No.    Description
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22.1  *        Press Release dated February 02, 2005

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*    Filed herewith


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           NewMarket Technology, Inc.

Date:   January 25, 2005

                         By:  /s/ Philip M. Verges
                            -------------------------------------
                            Philip M. Verges
                            Chief Executive Officer and
                            Chief Financial Officer